Exhibit 99(i)
                                                                    Page 1 of 1

                        CONNECTICUT NATURAL GAS CORPORATION
                        Registration Statement on Form S-3
                                   Exhibit Index


                                                                              Document
         Item                            Description                          Description
         ----                            -----------                          -----------
         99(i)      Exhibit Index                                               EX-99.1

          1         Form of Underwriting Agreement                              EX-1

          5         Opinion Re: Legality                                        EX-5

         23(i)      Consent of Independent Public Accountants                   EX-23.1

         24         Power of Attorney                                           EX-24



